Income Taxes	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
23.1 Income Tax
The breakdown of the income tax expense by Mexico and Foreign countries for the years ended December 31, 2025, 2024 and 2023, is as follows:

	2025	2024	2023
Current tax expense:
Current year	Ps. 11,504	Ps. 9,569	Ps. 7,604
Deferred tax expense:
Origination and reversal of temporary differences	1,277	394	(44)
Utilization (benefit) of tax losses recognized	(108)	1,805	1,221
Total deferred tax income expense	1,169	2,199	1,177
Total income tax expense in consolidated net income	Ps. 12,673	Ps. 11,768	Ps. 8,781

2025	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 7,176	Ps. 4,328	Ps. 11,504
Deferred tax expense:
Origination and reversal of temporary differences	765	512	1,277
Utilization (benefit) of tax losses recognized	(967)	859	(108)
Total deferred tax	(202)	1,371	1,169
Total income tax expense in consolidated net income	Ps. 6,974	Ps. 5,699	Ps. 12,673

2024	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 6,918	Ps. 2,651	Ps. 9,569
Deferred tax expense:
Origination and reversal of temporary differences	(1)	395	394
Utilization of tax losses recognized	1,019	786	1,805
Total deferred tax	1,018	1,181	2,199
Total income tax expense in consolidated net income	Ps. 7,936	Ps. 3,832	Ps. 11,768

2023	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 5,474	Ps. 2,130	Ps. 7,604
Deferred tax expense:
Origination and reversal of temporary differences	(322)	278	(44)
Utilization of tax losses recognized	238	983	1,221
Total deferred tax	(84)	1,261	1,177
Total income tax expense in consolidated net income	Ps. 5,390	Ps. 3,391	Ps. 8,781

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items charged or recognized directly in OCI during the year:	2025	2024	2023
Unrealized loss (gain) on derivative financial instruments	Ps. (637)	Ps. 693	Ps. (236)
Remeasurements of the net defined benefit liability	(260)	(318)	24
Total income tax recognized in OCI	Ps. (897)	Ps. 375	Ps. (212)
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items charged or recognized directly in OCI as of year-end:	2025	2024	2023
Unrealized loss (gain) on derivative financial instruments	Ps. (186)	Ps. 455	Ps. (241)
Comprehensive income to be reclassified to profit or loss in subsequent periods	(186)	455	(241)
Remeasurements of the net defined benefit liability	(738)	(524)	(153)
Balance of income tax in AOCI	Ps. (924)	Ps. (69)	Ps. (394)
A reconciliation between effective income tax rate and Mexican domestic statutory tax rate for the years ended December 31, 2025, 2024 and 2023 follows:

	2025	2024	2023
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	0.49%	(0.03)%	(0.37)%
Income on monetary position for subsidiaries in hyperinflationary economies	0.94%	1.19%	2.03%
Annual inflation tax adjustment	1.29%	1.21%	2.08%
Non-deductible expenses	2.87%	2.89%	1.99%
Income taxed at a rate other than the Mexican statutory rate	0.80%	1.28%	1.49%
Effect of restatement of tax values	(2.33)%	(2.85)%	(3.50)%
Effect of change in statutory rate	—%	(0.03)%	(0.60)%
Tax loss (recognition) (1)	—%	0.02%	(1.40)%
Others	0.05%	(1.00)%	(1.22)%
Total	34.11%	32.68%	30.50%

(1) During 2023 an effect of Ps. (409) of deferred tax assets was recognized, for which the Company has certainty of recoverability.
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2025	2024	2025	2024	2023
Expected credit losses	Ps. (74)	Ps. (135)	Ps. 58	Ps. (70)	Ps. 15
Inventories	131	100	26	58	5
Prepaid expenses	(31)	22	(53)	2	(4)
Property, plant and equipment, net	(323)	(443)	321	455	314
Other assets	33	35	(6)	203	45
Finite useful lived intangible assets	(212)	(121)	(85)	(120)	1
Indefinite lived intangible assets	1,238	1,386	(141)	260	591
Post-employment and other non-current employee benefits	(321)	(388)	75	45	(2)
Derivative financial instruments	44	(50)	94	(126)	73
Contingencies	(510)	(607)	80	290	(96)
Employee profit sharing payable	(770)	(667)	103	134	174
Tax loss carryforwards	(3,820)	(3,717)	(107)	1,805	1,221
Tax credits to recover (1)	(197)	(399)	202	326	342
Cumulative other comprehensive income	(922)	(69)	(901)	375	(211)
Liabilities of amortization of goodwill of business acquisition	5,394	5,322	72	(252)	(543)
Leases liabilities, net	(80)	(75)	(4)	(39)	(28)
Other	(1,405)	(2,086)	1,435	(1,147)	(720)
Deferred tax (income)			Ps. 1,169	Ps. 2,199	Ps. 1,177

Deferred tax, asset	Ps. (6,805)	Ps. (6,209)
Deferred tax, liability	4,980	4,317
Deferred income taxes, net	Ps. (1,825)	Ps. (1,892)

(1) Corresponds to income tax credits from dividends received from foreign operations to be recovered the next year.

The changes in the balance of the net deferred income tax assets are as follows:

	2025	2024	2023
Balance at beginning of the period	Ps. (1,892)	Ps. (4,450)	Ps. (5,136)
Deferred tax provision for the period	1,169	2,199	1,177
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	(637)	693	(236)
Cumulative translation effect and inflation adjustment	(205)	(16)	(279)
Remeasurements of the net defined benefit liability	(260)	(318)	24
Balance at end of the period	Ps. (1,825)	Ps. (1,892)	Ps. (4,450)

The Company has determined that undistributed profits of its subsidiaries where the tax basis is lower than the net profits will not be distributed in the foreseeable future. The unrecognized deferred tax liabilities associated with the undistributed profits are as of December 31, 2025: Ps.3,350, and December 31, 2024: Ps. 4,200.
Tax Loss Carryforwards

Some subsidiaries in Mexico and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax loss carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2030	Ps. 2,884
2031	1
2032	1
2033	1
2034 and thereafter	3,242
No expiration (Brazil)	5,826
Total	Ps. 11,955

During 2013, the Company completed certain business acquisitions in Brazil. In connection with these acquisitions the Company recognized certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (“NOLs”) in Brazil for which deferred tax assets have recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2025 and 2024 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2025	2024	2023
Balance at beginning of the period	Ps. 11,271	Ps. 17,557	Ps. 22,000
Increase (1)	3,249	266	2,002
Usage of tax losses	(2,551)	(5,939)	(5,685)
Effect of foreign currency exchange rates	(14)	(613)	(760)
Balance at end of the period	Ps. 11,955	Ps. 11,271	Ps. 17,557
.

(1)During 2023 the Company recognized tax loss carryforwards from previous years, which are shown under the item of increases, together with the tax loss carryforwards generated in the same years
23.2 Recoverable taxes
Recoverable taxes result mainly from higher advanced payments made during the year of income tax during 2025 in México in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
23.3 Tax Reforms

In October 2021, the Organization Economic Cooperation and Development (“OECD”) and the G20 agreed to a Statement related to the “Base erosion and profit shifting” plan based on two Pillars to attend tax challenges that arise from the digital era in the global economy. The Second Pillar, through the “Global Anti-Base Erosion” rules (“GloBe rules”) attempts to establish a taxation system that guarantees that Multinational Groups reaching the threshold of 750 million euros of income, pay a minimum tax of 15% in each jurisdiction where they maintain their operations. An additional income tax should be calculated and paid by the “Ultimate Parent Entity (“UPE”) of the group to reach such 15% by entity and by jurisdiction.

According to the analysis of the standard GloBe rules performed together with FEMSA, considering it is the Company´s controlling shareholder and consolidates for financial purposes the total Company´s results, it is concluded that FEMSA is the UPE and is the entity obligated to determine any complementary tax corresponding to its hold businesses including the Company.
As of December 31, 2025, the tax authorities of the countries where the Company operates, except for Brasil and Uruguay, have not published the proper regulations to attend this Second Pillar. Brazilian and Uruguayan tax reform related to GloBe rules is described in the following section.The Company is monitoring the publication of such regulations for the rest of the countries.

Brazil
In early 2017, the Brazilian Federal Supreme Court ruled that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. Our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Brazilian Federal Supreme Court’s first ruling, and obtained a final favorable resolution in 2019. However, the Brazilian tax authorities appealed the Brazilian Federal Supreme Court’s decision and such appeal was denied in May 2021. Pursuant to our final favorable resolution of 2019, the federal production and sales taxes together resulted in an average of 14.6% tax over net sales in 2024 and 2025.

In December 2023, the Brazilian government published a provisional measure, to establish the amount of tax credits subject to offset as determined by a final and unappealable court decision that says any credit exceeding the value of 10 million Brazilian reais (approximately Ps.32.7 million as of December 31, 2025) must observe the monthly limitation to be offset by 1/60 of the total value of the tax credit. This measure was converted into law in May 2024.

Furthermore, in December 2023, the Brazilian government published a constitutional amendment enacting a broad tax reform that will replace the current indirect tax system in Brazil with a new system, with the phase-in of the new law starting on January 1, 2026, and full adoption expected by 2033. The municipal service tax, state value-added tax and federal sales tax will be replaced by a dual value-added tax, composed of the federal “CBS” and the state and municipal “IBS”. This dual value-added tax will apply to all tangible and intangible goods, rights, and services and will be calculated based on the amount charged at the location where goods are consumed or the rights or services are provided. The system will be non-cumulative, allowing tax credits from previous transactions. Initially, there will be a standard rate for all goods and services, with reductions ranging from 100.0% to a 30.0% discount for sectors such as education, health, public transportation, and food products. Federal, state, and municipal governments may define specific rates, and the final rate will be the sum of the IBS and CBS rates.

In December, 2024, Congress approved the complementary law establishing the foundation of the new regulations, which was approved by the President of Brazil in January, 2025.
The reform also includes the creation of a Selective Tax (“IS”) on products such as sugary beverages, starting in 2027. This tax will be single-phase (charged only once), will not generate tax credits, and will be included in the tax base of other levies. The federal production and sales tax will be reduced to zero, except for products from the Manaus Free Trade Zone, which has remained at a rate of 8.0% since May 2022. Further regulations detailing the dual value-added tax and IS will be issued, however as of the date of this annual report, neither rate has been defined. Additionally, the reform establishes five-year reviews of the combined CBS and IBS rates. If the total exceeds 26.5%, the government must propose a reduction to Congress.

On January 1, 2024, new transfer pricing rules that were previously published in December 2022, and relevant guidelines required to comply with such rules, became effective. These rules aim to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development (the “OECD”).

On January 1, 2024, a law published in December 2023 became effective, establishing that any subsidies granted by municipalities or the states should be taxed by the income tax and social contribution at the combined tax rate of 34.0% and will be subject to other contributions at a combined tax rate of 9.25%. In addition, the law establishes that federal Brazilian government will grant an income tax credit of 25.0% on the municipality or state subsidy, limited to the lower of (i) 25.0% of the tax benefit itself or (ii) 25.0% of the depreciation of such assets applied on approved development or expansion projects which caused such subsidy, provided that certain conditions are met. In response to a legal action initiated by our Brazilian subsidiary, a federal court issued a favorable ruling excluding tax incentives recorded as capital reserves from the taxable base established by the new legislation.

In December 2024, the Brazilian government published a new law introducing an Additional Social Contribution on Net Profit (the “Additional CSLL”) and the Qualified Domestic Minimum Top-Up Tax (“QDMTT”) method, to ensure a minimum effective taxation of 15.0% on multinational groups operating in Brazil. The Additional CSLL is the mechanism through which Brazil implements the QDMTT, aligning its tax system with the OECD Pillar Two rules. This Additional CSLL became effective in January 2025 and, as of the date of this annual report, is not expected to be applicable to our Brazilian subsidiary. However, the legislation requires an annual assessment to determine its applicability in future periods.

In June 2025, a new decree related to the Financial Transaction Tax (“IOF”) was enacted in Brazil. The decree increased the IOF rate applicable to foreign exchange, credit, cross-border payments, remittances and other financial transactions to rates of up to 3.5%, depending on the nature of the transaction.
In November 2025, the Brazilian government enacted new tax legislation requiring Brazilian legal entities to withhold income tax on certain dividend distributions commencing on January 1, 2026. Dividends paid to non-resident shareholders and certain resident individuals will be subject to a 10.0% withholding income tax upon payment, crediting, delivery, employment or remittance. The legislation provides for a transitional regime pursuant to which dividends related to profits accrued and formally approved for distribution on or before December 31, 2025 will remain exempt of such withholding, provided that such dividends are paid, credited, delivered, employed and remitted no later than December 31, 2028.

Argentina

In December 2023, the Argentine government issued an executive decree (Decree 29/2023) that increased the PAIS (Programa para una Argentina Inclusiva y Solidaria) tax rate to 17.5%. This tax was in effect for five fiscal periods, from December 2019 to December 2024, and it was not renewed by the Argentine government.

Mexico

A new tax reform applicable in Mexico was enacted in December 2025 and became effective on January 1, 2026. The reform introduced the following main provisions:

Changes to the excise tax regime applicable to the production, sale and import of certain beverages. The excise tax applicable to beverages with added sugar and HFCS increased to Ps. 3.0818 per liter. In addition, a new excise tax of Ps. 1.50 per liter was established for beverages containing non-caloric sweeteners.

The methodology for guaranteeing tax claims must follow a strict statutory order of priority established by law. The primary form of guarantee permitted under Mexican law is a deposit certificate (billete de depósito) of up to the taxpayer’s maximum economic capacity. If the tax claim cannot be fully secured through such deposit, alternative forms of security may be provided, in accordance with the following order of priority established by law: standby letters of credit, pledges or mortgages, guarantees, joint liability arrangements and, as a last resort, the seizure of assets.

If applicable, taxpayers are required to evidence to the tax authorities their inability to secure the full amount of the tax claim through a deposit certificate or any of the above mentioned alternatives, in strict accordance with the statutory order of priority. This evidence could be reviewed by tax authorities. Any future requirement to secure a tax claim could adversely affect our liquidity, restrict the use of our assets or credit facilities, and increase our financing costs.

Elimination of the exemption of securing tax claims when taxpayers file an Administrative Appeal (Recurso de Revocación) before the tax authorities.

As a transitional measure applicable to fiscal year 2026, a six-month period is granted for the resolution of such appeals without the obligation to provide a guarantee. If the appeal is not resolved within this timeframe, taxpayers must secure the tax claim pursuant to the statutory order of priority and rules discussed above. This transitional measure is subject to renewal on an annual basis.

Mexican tax authorities have expanded their enforcement powers to conduct specific tax audits targeting taxpayers that issue electronic tax invoices without the support of valid and legally substantiated transactions. If tax authorities determine that a taxpayer has engaged in such practices, the electronic tax invoices issued by that taxpayer may be deemed invalid, which could result in significant consequences, such as limitations to issuing invoices, restrictions on the ability to comply with certain tax obligations, and potential criminal exposure for both the issuer and, in certain circumstances, the recipients of such invoices.

Tax authorities may publicly disclose on their official website a list of taxpayers identified as issuers of invalid or non- existent transaction invoices. Recipients of invoices issued by taxpayers included on such list are required to reverse or cancel any tax benefits derived from those invoices within 30 calendar days following the public disclosure, regardless of whether the recipient holds documentation purporting to support a legitimate transaction. Failure to comply with these requirements may result in temporary restrictions on invoicing activities, denial of access to certain tax procedures, and the initiation of additional administrative audits or inspections.

In addition, Mexican tax authorities may temporarily restrict a taxpayer’s ability to issue electronic tax invoices when (i) the taxpayer has a final and non-appealable tax liability that has not been fully paid (including its related surcharges and penalties), and (ii) the aggregate amount of the electronic tax invoices issued by such taxpayer during the immediately preceding fiscal year, exceeds four times the historical amount of such unpaid tax liability.

Colombia

In 2023, a tax reform that was approved in December 2022 became effective in Colombia. The main provisions of the reform are the following:
Introduction of an excise tax for beverages with added sugar based on the following schedule:

•From November 1, 2023 to December 31, 2023 a tax of 18 Colombian pesos (approximately Ps. 0.09 as of December 31, 2025) will apply to beverages that contain 6 to 10 grams of added sugar per 100 milliliters and a tax of 35 Colombian pesos (approximately Ps. 0.17 as of December 31, 2025) for beverages with more than 10 grams of added sugar per 100 milliliters;

•From January 1, 2024 to December 31, 2024, a tax of 28 Colombian pesos (approximately Ps. 0.13 as of December 31, 2025) for beverages that contain 6 to10 grams of added sugar per 100 milliliters and a tax of 55 Colombian pesos (approximately Ps. 0.26 as of December 31, 2025) for beverages with more than 10 grams of added sugar per 100 milliliters; and

•From January 1, 2025 to December 31, 2025, a tax of 38 Colombian pesos (approximately Ps. 0.18 as of December 31, 2025) for beverages that contain between 5 grams and 9 grams of added sugar per 100 milliliters and a tax of 65 Colombian pesos (approximately Ps. 0.31 as of December 31, 2025) for beverages with more than 9 grams of added sugar per 100 milliliters.

•From January 1, 2026 to December 31, 2026, a tax of 40 Colombian pesos (approximately Ps. 0.19 as of December 31, 2025) for beverages that contain between 5 grams and 9 grams of added sugar per 100 milliliters and a tax of 68 Colombian pesos (approximately Ps. 0.33 as of December 31, 2025) for beverages with more than 9 grams of added sugar per 100 milliliters. This tax will be adjusted in a yearly basis by the same percentage used for updating the Unit of Fiscal Value, as defined below.

Introduction of a tax on single-use plastics, with a rate of 0,00005 on one Unit of Fiscal Value per gram of plastic. One Unit of Fiscal Value is equivalent to 49,799 Colombian pesos (approximately Ps.225.91 as of December 31, 2025). This new tax is applicable to our products which are not considered part of the basic shopping basket. However, this tax can be exempted with a circular economy certification to be issued should case recycled resin be incorporated into the packaging. In 2023, the Constitutional Court of Colombia issued a resolution (Resolution C-526/23) requiring that the producer of single-use plastics be responsible for the payment of this tax.

Increase of the income tax rate as of January 1, 2023, from 20.0% to 35.0% on taxable income obtained from free trade zones within Colombia. This change will take effect on January 1, 2026 if a free trade zone company can demonstrate a 60.0% income increase in 2022 in comparison with 2019 fiscal year. However, the Constitutional Court of Colombia ruled that this law will not apply to entities that obtained its approval to be considered as a free trade zone company prior to December 13, 2022, as is the case of our Colombian subsidiary.

Elimination of the possibility of taking as a tax discount the municipality sales taxes against income taxes.

Increase of the occasional income tax rate from 10.0% to 15.0% applicable on sales of fixed assets; and introduction of a stamp tax at a rate between 0.0% to 3.0%, over sales price of real estate and other assets.

Introduction of a minimum income tax rate of 15.0%, which must be calculated considering an adjusted financial profit or “adjusted income”. The entities that are required to calculate such minimum income tax and if such calculation results in a tax rate higher than 15.0%, such entity shall pay only the regular income tax rate and if the result is lower than 15.0%, such entity shall pay an additional amount to reach the 15.0% rate.

In February 2025, the Colombian government issued a decree containing temporary tax measures applicable from February 22, 2025 to December 31, 2025. Such decree imposes a stamp tax rate of 1.0% for public and private documents exceeding 6,000 Units of Fiscal Value (approximately Ps. 1,434,211.20 as of December 31, 2025) that are subscribed, modified or extended and are granted or accepted in Colombia, or granted abroad but executed with Colombian jurisdiction. This stamp tax was is no longer applicable as of 2026.

In February 2026, the Colombian government issued a decree containing temporary tax measures applicable from January 1 to December 31, 2026. Such decree introduced, among other provisions, a net wealth tax (impuesto de patrimonio) that took effect as of March 31, 2026. The tax is assessed based on an entity’s equity and is subject to a rate of 0.5%; the payment may be made in two installments of 50.0% each, due in April and May.

Costa Rica

On January 1, 2023, a tax reform became effective that reintroduced the standard debt and credit system for producers, wholesalers and retailers at a tax rate of 13.0%. Further, whereas producer and importers were previously responsible for collecting value-added taxes on carbonated beverages from supply chain participants, following this reform,wholesalers and retailers assume their own collections obligations. Accordingly, our Costa Rican subsidiary is no longer responsible for collecting such tax throughout the entire supply chain.
Uruguay

In December 2025, Uruguayan government enacted legislation introducing a Domestic Minimum Top-up Tax (“IMGD”) within the framework of the OECD Pillar Two global minimum tax initiative. The IMGD is designed to ensure a minimum effective taxation level of 15.0% on qualifying entities, and applies where the effective tax rate, as determined under the applicable OECD Pillar Two rules, is below such threshold. As of the date of this annual report, this tax is not expected to apply to our Uruguayan subsidiary. However, the legislation requires an annual assessment to determine its applicability in future periods.